ADVANCED SERIES TRUST

AST AQR Large-Cap Portfolio

Supplement dated January 30, 2020 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST AQR Large-Cap Portfolio (the AQR Portfolio), a series of Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Trust’s Prospectus and Statement of Additional Information.

Reorganization

The Board of Trustees of the Trust (the Board) recently approved the reorganization (the Reorganization) of the AQR Portfolio into the AST Large-Cap Core Portfolio (the Large-Cap Core Portfolio), another series of the Trust, subject to the approval of the AQR Portfolio’s shareholders. The Board recently approved changing the name of the AST QMA Large-Cap Portfolio (the QMA Portfolio) to “AST Large-Cap Core Portfolio,” as well as new subadvisory arrangements for the QMA Portfolio (collectively referred to herein as the “Repositioning”). It is anticipated that a proxy statement/prospectus relating to the Reorganization will be mailed to AQR Portfolio shareholders on or about June 12, 2020, and that the special meeting of the AQR Portfolio’s shareholders will be held on July 15, 2020.

Pursuant to the proposed Reorganization, the assets and liabilities of the AQR Portfolio would be exchanged for shares of the Large-Cap Core Portfolio, and AQR Portfolio shareholders would become shareholders of the Large-Cap Core Portfolio. No charges would be imposed in connection with the proposed Reorganization. The Large-Cap Core Portfolio shares to be received by the AQR Portfolio shareholders in the proposed Reorganization would be equal in value to the AQR Portfolio shares held by such shareholders immediately prior to the proposed Reorganization. Each of the AQR Portfolio and Large-Cap Core Portfolio anticipate obtaining an opinion of counsel to the effect that the proposed Reorganization would not result in any adverse federal income tax consequences to either the AQR Portfolio or the Large-Cap Core Portfolio, or their respective shareholders. If the required shareholder approval is obtained and all required closing conditions are satisfied, including receipt of the tax opinion, it is expected that the proposed Reorganization will be completed in, or around, the third quarter of 2020, or as soon as reasonably practicable once shareholder approval is obtained.

Subsequent to the Repositioning but prior to the closing of the Reorganization, approximately 99% of the net assets currently held in the AQR Portfolio is expected to be redeemed by AQR Portfolio shareholders. So that non-redeeming shareholders who remain in the AQR Portfolio through the closing of the Reorganization are not disadvantaged by this decrease in net assets, effective April 27, 2020, the Manager will waive a portion of the management fee paid by the AQR Portfolio and/or reimburse the AQR Portfolio so that the AQR Portfolio’s total expenses do not exceed 0.81% of the AQR Portfolio’s average daily net assets.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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